Exhibit 99.1
APPLIED MATERIALS ANNOUNCES THIRD QUARTER RESULTS

•	Q3 orders of $2.89 billion up 17% year over year, with record Silicon Systems orders

•	Q3 net sales of $2.49 billion up 10% year over year led by growth in Silicon Systems and Services

•	Q3 non-GAAP adjusted EPS of $0.33 up 18% year over year; GAAP EPS of $0.27 up 13% year over year

SANTA CLARA, Calif., Aug. 13, 2015 - Applied Materials, Inc. (NASDAQ:AMAT), the global leader in materials engineering solutions for the semiconductor, display and solar industries, today reported results for its third quarter ended July 26, 2015.
Third quarter orders were $2.89 billion, up 15 percent sequentially and up 17 percent year over year. Net sales were $2.49 billion, up 2 percent sequentially and up 10 percent year over year.
On a non-GAAP adjusted basis, the company reported gross margin of 43.9 percent, operating margin of 20.8 percent, and net income of $410 million or $0.33 per diluted share. The company recorded GAAP gross margin of 40.9 percent, operating margin of 15.9 percent, and net income of $329 million or $0.27 per diluted share. The GAAP results included the effect of cost reduction actions in the solar business consisting of $34 million of inventory charges and $17 million of restructuring and asset impairment charges.

The company generated $334 million in cash from operations, paid dividends of $123 million and used $625 million to repurchase 32 million shares of common stock.

“Applied is focused on profitable growth and the results show in our third-quarter performance when we delivered our highest ever 300mm semiconductor equipment orders and record revenue in services,” said Gary Dickerson, president and CEO. “Our highly differentiated materials engineering products help customers accelerate major technology inflections including 3D NAND, and this quarter we generated the highest flash memory orders in our history.”
Quarterly Results Summary

				Change
	Q3 FY2015	Q2 FY2015	Q3 FY2014	Q3 FY2015 vs. Q2 FY2015	Q3 FY2015 vs. Q3 FY2014
	(In millions, except per share amounts and percentages)
New orders	$2,892	$2,515	$2,479	15%	17%
Net sales	$2,490	$2,442	$2,265	2%	10%
Gross margin	40.9%	41.6%	43.8%	(0.7) points	(2.9) points
Operating margin	15.9%	17.0%	17.3%	(1.1) points	(1.4) points
Net income	$329	$364	$301	(10)%	9%
Diluted earnings per share (EPS)	$0.27	$0.29	$0.24	(7)%	13%

Applied Materials, Inc.

				Change
Non-GAAP Adjusted Results	Q3 FY2015	Q2 FY2015	Q3 FY2014	Q3 FY2015 vs. Q2 FY2015	Q3 FY2015 vs. Q3 FY2014
	(In millions, except per share amounts and percentages)
Non-GAAP adjusted gross margin	43.9%	43.2%	45.5%	0.7 points	(1.6) points
Non-GAAP adjusted operating margin	20.8%	19.5%	21.1%	1.3 points	(0.3) points
Non-GAAP adjusted net income	$410	$362	$349	13%	17%
Non-GAAP adjusted diluted EPS	$0.33	$0.29	$0.28	14%	18%
Applied's non-GAAP adjusted results exclude the impact of the following, where applicable: certain items related to mergers and acquisitions; restructuring charges and any associated adjustments; impairments of assets, or investments; gain or loss on sale of strategic investments; and certain discrete adjustments and tax items. A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Adjusted Financial Measures” section.
Business Outlook
For the fourth quarter of fiscal 2015, Applied expects net sales to be in the range of flat to down 7 percent from the previous quarter, and non-GAAP adjusted diluted EPS is expected to be in the range of $0.27 to $0.31.
This outlook excludes known charges related to completed acquisitions of $0.04 per share and does not exclude other non-GAAP adjustments that may arise subsequent to this release.
Third Quarter Reportable Segment Information

Silicon Systems Group	Q3 FY2015	Q2 FY2015	Q3 FY2014

	(In millions, except percentages)
New orders	$2,007	$1,704	$1,565
Foundry	32%	36%	50%
DRAM	18%	31%	14%
Flash	39%	21%	22%
Logic and other	11%	12%	14%
Net sales	1,635	1,560	1,476
Operating income	411	374	381
Operating margin	25.1%	24.0%	25.8%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$455	$418	$423
Non-GAAP adjusted operating margin	27.8%	26.8%	28.7%

Applied Materials, Inc.

Applied Global Services	Q3 FY2015	Q2 FY2015	Q3 FY2014

	(In millions, except percentages)
New orders	$561	$641	$552
Net sales	665	646	567
Operating income	170	170	154
Operating margin	25.6%	26.3%	27.2%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$173	$170	$154
Non-GAAP adjusted operating margin	26.0%	26.3%	27.2%

Display	Q3 FY2015	Q2 FY2015	Q3 FY2014

	(In millions, except percentages)
New orders	$295	$120	$296
Net sales	151	163	119
Operating income	25	40	25
Operating margin	16.6%	24.5%	21.0%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$26	$40	$26
Non-GAAP adjusted operating margin	17.2%	24.5%	21.8%

Energy and Environmental Solutions	Q3 FY2015	Q2 FY2015	Q3 FY2014

	(In millions, except percentages)
New orders	$29	$50	$66
Net sales	39	73	103
Operating income (loss)	(52)	(5)	24
Operating margin	(133.3)%	(6.8)%	23.3%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income (loss)	$(2)	$(4)	$25
Non-GAAP adjusted operating margin	(5.1)%	(5.5)%	24.3%
Backlog Information
Applied's backlog grew 11 percent sequentially to $3.10 billion and included negative adjustments of $84 million, primarily consisting of order cancellations from a foundry customer. Backlog composition by reportable segment was as follows:

Silicon Systems Group	57%
Applied Global Services	22%
Display	17%
Energy and Environmental Solutions	4%

Applied Materials, Inc.

Use of Non-GAAP Adjusted Financial Measures
Management uses non-GAAP adjusted results to evaluate the company’s operating and financial performance in light of business objectives and for planning purposes. These measures are not in accordance with GAAP and may differ from non-GAAP methods of accounting and reporting used by other companies. Applied believes these measures enhance investors’ ability to review the company’s business from the same perspective as the company’s management and facilitate comparisons of this period’s results with prior periods. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.
Forward-Looking Statements

This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks, technology transitions, our financial performance and market share positions, our business outlook for the fourth quarter of fiscal 2015, and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; the concentrated nature of our customer base;  our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; and other risks and uncertainties described in our SEC filings, including our most recent Forms 10-Q and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.

About Applied Materials
Applied Materials, Inc. (Nasdaq:AMAT) is the global leader in materials engineering solutions for the semiconductor, flat panel display and solar photovoltaic industries. Our technologies help make innovations like smartphones, flat screen TVs and solar panels more affordable and accessible to consumers and businesses around the world. Learn more at www.appliedmaterials.com.

Contact:
Kevin Winston (editorial/media) 408.235.4498
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended			Nine Months Ended
(In millions, except per share amounts)	July 26, 2015	April 26, 2015	July 27, 2014	July 26, 2015	July 27, 2014
Net sales	$2,490	$2,442	$2,265	$7,291	$6,808
Cost of products sold	1,472	1,426	1,273	4,298	3,924
Gross profit	1,018	1,016	992	2,993	2,884
Operating expenses:
Research, development and engineering	372	365	357	1,088	1,068
Marketing and selling	112	109	108	332	324
General and administrative	135	140	126	392	375
Loss (gain) on derivatives associated with terminated business combination	3	(14)	10	(89)	9
Total operating expenses	622	600	601	1,723	1,776
Income from operations	396	416	391	1,270	1,108
Interest expense	24	24	24	71	72
Interest income and other income (loss), net	3	(3)	3	2	14
Income before income taxes	375	389	370	1,201	1,050
Provision for income taxes	46	25	69	160	234
Net income	$329	$364	$301	$1,041	$816
Earnings per share:
Basic	$0.27	$0.30	$0.25	$0.85	$0.67
Diluted	$0.27	$0.29	$0.24	$0.84	$0.66
Weighted average number of shares:
Basic	1,221	1,230	1,218	1,225	1,213
Diluted	1,231	1,241	1,233	1,238	1,230

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	July 26, 2015	April 26, 2015	October 26, 2014
ASSETS
Current assets:
Cash and cash equivalents	$2,574	$3,067	$3,002
Short-term investments	169	163	160
Accounts receivable, net	1,991	1,798	1,670
Inventories	1,739	1,713	1,567
Other current assets	570	706	568
Total current assets	7,043	7,447	6,967
Long-term investments	958	936	935
Property, plant and equipment, net	882	887	861
Goodwill	3,304	3,304	3,304
Purchased technology and other intangible assets, net	811	860	951
Deferred income taxes and other assets	155	153	156
Total assets	$13,153	$13,587	$13,174
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable, notes payable and accrued expenses	$2,162	$1,822	$1,883
Customer deposits and deferred revenue	858	874	940
Total current liabilities	3,020	2,696	2,823
Long-term debt	1,547	1,947	1,947
Other liabilities	609	593	536
Total liabilities	5,176	5,236	5,306
Total stockholders’ equity	7,977	8,351	7,868
Total liabilities and stockholders’ equity	$13,153	$13,587	$13,174

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended			Nine Months Ended
	July 26, 2015	April 26, 2015	July 27, 2014	July 26, 2015	July 27, 2014
Cash flows from operating activities:
Net income	$329	$364	$301	$1,041	$816
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	93	90	93	275	281
Share-based compensation	46	47	44	141	132
Excess tax benefits from share-based compensation	(3)	(12)	(1)	(54)	(26)
Other	61	(8)	49	89	70
Net change in operating assets and liabilities	(192)	(183)	98	(800)	120
Cash provided by operating activities	334	298	584	692	1,393
Cash flows from investing activities:
Capital expenditures	(51)	(64)	(65)	(164)	(178)
Proceeds from sales and maturities of investments	583	177	181	900	702
Purchases of investments	(616)	(203)	(308)	(960)	(632)
Cash used in investing activities	(84)	(90)	(192)	(224)	(108)
Cash flows from financing activities:
Proceeds from common stock issuances and others, net	1	42	1	43	67
Common stock repurchases	(625)	—	—	(625)	—
Excess tax benefits from share-based compensation	3	12	1	54	26
Payments of dividends to stockholders	(123)	(123)	(121)	(368)	(363)
Cash used in financing activities	(744)	(69)	(119)	(896)	(270)
Effect of exchange rate changes on cash and cash equivalents	1	(1)	—	—	—
Increase (decrease) in cash and cash equivalents	(493)	138	273	(428)	1,015
Cash and cash equivalents — beginning of period	3,067	2,929	2,453	3,002	1,711
Cash and cash equivalents — end of period	$2,574	$3,067	$2,726	$2,574	$2,726
Supplemental cash flow information:
Cash payments for income taxes	$51	$118	$49	$258	$108
Cash refunds from income taxes	$5	$2	$21	$10	$33
Cash payments for interest	$39	$7	$39	$85	$85

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Corporate Unallocated Expenses

(In millions)	Q3 FY2015	Q2 FY2015	Q3 FY2014
Share-based compensation	$46	$47	$44
Certain items associated with terminated business combination	1	29	23
Loss (gain) on derivative associated with terminated business combination, net	3	(14)	10
Other unallocated expenses	108	101	116
Total corporate	$158	$163	$193
Additional Information

	Q3 FY2015		Q2 FY2015		Q3 FY2014
New Orders and Net Sales by Geography
(In $ millions)	New Orders	Net Sales	New Orders	Net Sales	New Orders	Net Sales
United States	262	650	368	632	680	683
% of Total	9%	26%	15%	26%	27%	30%
Europe	142	134	131	150	146	160
% of Total	5%	6%	5%	6%	6%	7%
Japan	727	271	365	257	378	229
% of Total	25%	11%	15%	10%	15%	10%
Korea	349	308	607	449	217	226
% of Total	12%	12%	24%	18%	9%	10%
Taiwan	828	751	589	455	497	598
% of Total	29%	30%	23%	19%	20%	26%
Southeast Asia	142	94	103	87	177	81
% of Total	5%	4%	4%	4%	7%	4%
China	442	282	352	412	384	288
% of Total	15%	11%	14%	17%	16%	13%

Employees (In thousands)
Regular Full Time	14.5		14.3		13.8

Applied Materials, Inc.

 APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Nine Months Ended
(In millions, except percentages)	July 26, 2015	April 26, 2015	July 27, 2014	July 26, 2015	July 27, 2014
Non-GAAP Adjusted Gross Profit
Reported gross profit - GAAP basis	$1,018	$1,016	$992	$2,993	$2,884
Certain items associated with acquisitions[1]	41	39	38	120	116
Inventory charges related to restructuring[3]	34	—	—	34	—
Acquisition integration costs	—	—	—	—	1
Non-GAAP adjusted gross profit	$1,093	$1,055	$1,030	$3,147	$3,001
Non-GAAP adjusted gross margin	43.9%	43.2%	45.5%	43.2%	44.1%
Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$396	$416	$391	$1,270	$1,108
Certain items associated with acquisitions[1]	47	45	44	138	135
Acquisition integration costs	1	—	9	2	30
Loss (gain) on derivatives associated with terminated business combination, net	3	(14)	10	(89)	9
Certain items associated with terminated business combination[2]	1	29	23	50	50
Restructuring, inventory charges and asset impairments[3,4]	50	—	—	50	7
Foreign exchange loss due to functional currency change[5]	19	—	—	19	—
Non-GAAP adjusted operating income	$517	$476	$477	$1,440	$1,339
Non-GAAP adjusted operating margin	20.8%	19.5%	21.1%	19.8%	19.7%
Non-GAAP Adjusted Net Income
Reported net income - GAAP basis[6]	$329	$364	$301	$1,041	$816
Certain items associated with acquisitions[1]	47	45	44	138	135
Acquisition integration costs	1	—	9	2	30
Loss (gain) on derivatives associated with terminated business combination, net	3	(14)	10	(89)	9
Certain items associated with terminated business combination[2]	1	29	23	50	50
Restructuring, inventory charges and asset impairments[3,4]	50	—	—	50	7
Impairment (gain on sale) of strategic investments, net	(1)	6	(1)	6	(4)
Foreign exchange loss due to functional currency change[5]	19	—	—	19	—
Reinstatement of federal R&D tax credit, resolution of prior years’ income tax filings and other tax items[6]	(21)	(54)	(19)	(92)	(22)
Income tax effect of non-GAAP adjustments	(18)	(14)	(18)	(15)	(45)
Non-GAAP adjusted net income	$410	$362	$349	$1,110	$976

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	These items are incremental charges related to the terminated business combination agreement with Tokyo Electron Limited, consisting of acquisition-related and integration planning costs.

3
Results for the three and nine months ended July 26, 2015 primarily included $34 million of inventory charges and $17 million of restructuring charges and asset impairments related to cost reductions in the solar business.

4	Results for the nine months ended July 27, 2014 included a $7 million of employee-related costs related to the restructuring program announced on October 3, 2012.

5	Results for the three and nine months ended July 26, 2015 included a $19 million foreign exchange loss due to an immaterial correction of an error related to functional currency change.

6
Amounts for the three months ended April 26, 2015 and nine months ended July 26, 2015 included an adjustment to decrease the provision for income taxes by $39 million and $35 million, respectively, with a corresponding increase in net income, resulting in an increase in diluted earnings per share of $0.03. The adjustment was excluded in Applied's non-GAAP adjusted results and was made primarily to correct an error in the recognition of cost of sales in the U.S. related to intercompany sales, which resulted in overstating profitability in the U.S. and the provision for income taxes in immaterial amounts in each year since fiscal 2010.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Nine Months Ended
(In millions except per share amounts)	July 26, 2015	April 26, 2015	July 27, 2014	July 26, 2015	July 27, 2014
Non-GAAP Adjusted Earnings Per Diluted Share
Reported earnings per diluted share - GAAP basis[1]	$0.27	$0.29	$0.24	$0.84	$0.66
Certain items associated with acquisitions	0.03	0.03	0.03	0.10	0.09
Acquisition integration costs	—	—	0.01	—	0.02
Certain items associated with terminated business combination	—	0.02	0.02	0.03	0.04
Gain on derivative associated with terminated business combination, net	—	(0.01)	—	(0.05)	—
Restructuring, inventory charges and asset impairments	0.03	—	—	0.03	—
Reinstatement of federal R&D tax credit, resolution of prior years’ income tax filings and other tax items[1]	(0.02)	(0.04)	(0.02)	(0.07)	(0.02)
Foreign exchange loss due to functional currency change	0.02	—	—	0.02	—
Non-GAAP adjusted earnings per diluted share	$0.33	$0.29	$0.28	$0.90	$0.79
Weighted average number of diluted shares	1,231	1,241	1,233	1,238	1,230

1
Amounts for the three months ended April 26, 2015 and nine months ended July 26, 2015 included an adjustment to decrease the provision for income taxes by $39 million and $35 million, respectively, with a corresponding increase in net income, resulting in an increase in diluted earnings per share of $0.03. The adjustment was excluded in Applied's non-GAAP adjusted results and was made primarily to correct an error in the recognition of cost of sales in the U.S. related to intercompany sales, which resulted in overstating profitability in the U.S. and the provision for income taxes in immaterial amounts in each year since fiscal 2010.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended			Nine Months Ended
(In millions, except percentages)	July 26, 2015	April 26, 2015	July 27, 2014	July 26, 2015	July 27, 2014
SSG Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$411	$374	$381	$1,092	$1,086
Certain items associated with acquisitions[1]	44	44	42	131	126
Acquisition integration costs	—	—	—	—	1
Non-GAAP adjusted operating income	$455	$418	$423	$1,223	$1,213
Non-GAAP adjusted operating margin	27.8%	26.8%	28.7%	26.4%	26.7%
AGS Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$170	$170	$154	$493	$427
Certain items associated with acquisitions[1]	—	—	—	1	3
Inventory charges related to restructuring[2]	3	—	—	3	—
Non-GAAP adjusted operating income	$173	$170	$154	$497	$430
Non-GAAP adjusted operating margin	26.0%	26.3%	27.2%	26.2%	26.7%
Display Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$25	$40	$25	$137	$77
Certain items associated with acquisitions[1]	1	—	1	2	2
Non-GAAP adjusted operating income	$26	$40	$26	$139	$79
Non-GAAP adjusted operating margin	17.2%	24.5%	21.8%	23.6%	18.6%
EES Non-GAAP Adjusted Operating Income (Loss)
Reported operating income (loss) - GAAP basis	$(52)	$(5)	$24	$(61)	$18
Certain items associated with acquisitions[1]	2	1	1	4	4
Restructuring, inventory charges and asset impairments[2]	48	—	—	48	—
Non-GAAP adjusted operating income (loss)	$(2)	$(4)	$25	$(9)	$22
Non-GAAP adjusted operating margin	(5.1)%	(5.5)%	24.3%	(5.4)%	9.5%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2
Results for the three and nine months ended July 26, 2015 included a $34 million of inventory charges and $17 million of restructuring charges and asset impairments related to cost reductions in the solar business.

Applied Materials, Inc.

APPLIED MATERIALS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED OPERATING EXPENSES

	Three Months Ended
(In millions)	July 26, 2015	April 26, 2015

Operating expenses - GAAP basis	$622	$600
Gain (loss) on derivative associated with terminated business combination, net	(3)	14
Restructuring charges and asset impairments	(16)	—
Certain items associated with acquisitions	(6)	(6)
Acquisition integration costs	(1)	—
Certain items associated with terminated business combination	(1)	(29)
Foreign exchange loss due to functional currency change	(19)	—
Non-GAAP adjusted operating expenses	$576	$579

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	July 26, 2015

Provision for income taxes - GAAP basis (a)	$46
Reinstatement of federal R&D tax credit, resolutions of prior years’ income tax filings and other tax items	21
Income tax effect of non-GAAP adjustments	18
Non-GAAP adjusted provision for income taxes (b)	$85

Income before income taxes - GAAP basis (c)	$375
Certain items associated with acquisitions	47
Restructuring, inventory charges and asset impairments	50
Acquisition integration costs	1
Loss on derivative associated with terminated business combination	3
Certain items associated with terminated business combination	1
Gain on strategic investments, net	(1)
Foreign exchange loss due to functional currency change	19
Non-GAAP adjusted income before income taxes (d)	$495

Effective income tax rate - GAAP basis (a/c)	12.3%

Non-GAAP adjusted effective income tax rate (b/d)	17.2%